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                             ALAN MANUEL GREENBERG

                                      and

                       MEDIALINK WORLDWIDE INCORPORATED

                       ================================

                               DEED OF COVENANT

                       ================================


                              WRIGHT SON & PEPPER
                              9, Grays Inn Square
                                    London
                                   WC1R 5JF
                                  Ref: SMA/VF

                                LDE: 35 LONDON
                              Tel: 0171-242 5473
                              Fax: 0171-831 7454
                    E Mail: wsp@graysinnsquare.demon.co.uk


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THIS DEED is made on the 7th day of July, 1998

BETWEEN

(1)        ALAN MANUEL GREENBERG of 13 Ringwood Avenue, London, N2 9NT ("the
           Consultant")

(2) MEDIALINK WORLDWIDE INCORPORATED (a company incorporated under the laws of the State of Delaware, USA) of 708 3rd Avenue, New York, New York 10017, USA and whose address in England is at 37/38 Golden Square, London W1R 3AA ("the Purchaser")

WHEREAS:-

By an agreement dated the 7th day of July 1998 and made between the Covenantor and others (1) and the Purchaser (2) ("the Agreement") the Purchaser has agreed to complete today the purchase of the Shares (as defined in the Agreement) from the Covenantor and others in reliance, inter alia, upon the covenants contained in this Deed of Covenant.

NOW THIS DEED WITNESSES as follows:

           1.     DEFINITIONS AND INTERPRETATION

           1.1    In this Deed:

           "Agreement"             means the Agreement between the Covenantor
                                   and others and the Purchaser for the sale and purchase of the Shares

           "Business Day"          means a day (other than a Saturday or a
                                   Sunday) on which banks are open for business in London;

           "Company"               means Tempest T.V. Limited, a company
                                   incorporated in England and Wales (Co Reg No:
                                   2693069) whose registered office is at 14/16
                                   Great Portland Street, London W1N 6BL

           "Completion"            means completion of the sale and purchase of
                                   the Shares under the Agreement

           "Restricted Business"   means the business of television
                                   public relations consultancy and the
                                   production and distribution of associated video footage and new releases being the business of the Company as it is carried on at the date of Completion

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           "Territory"             means the United Kingdom being the
                                   territory   within which the Company carries
                                   on the Restricted Business at the date of Completion

           1.2 Any reference to a clause shall be deemed to be a reference to a clause of this Deed.

           1.3 The clause headings are inserted for convenience only and shall not affect the interpretation of this Deed.

           2      RESTRICTIVE COVENANTS

           2.1 For the purpose of assuring to the Purchaser the full benefit of the business and goodwill of the Company and in consideration of the payment by the Purchaser to the Covenantor of the sum of ninety eight thousand six hundred and eighty five (98,685 pounds) (receipt of which the Covenantor hereby acknowledges) the Covenantor hereby covenants with the Purchaser that he will not, either alone or in conjunction with or on behalf of any other person, firm or company do any of the following things:

           2.1.1 within three years after Completion, be engaged or (except as the holder of shares in any company which is quoted, listed or otherwise dealt in on a recognised stock exchange or other securities market and which confer not more than 5% of the votes which could be cast at a general meeting of such company) directly or indirectly be interested in or carry on the Restricted Business in the Territory;

           2.1.2 in relation to the Restricted Business, use any trade or business name or distinctive mark, style or logo used by or in the business of the Company at any time during the three years before the date of Completion or anything intended or likely to be confused with it;

           2.1.3 within three years after Completion, in connection with the Restricted Business, solicit or attempt to solicit the custom, of any person firm company or organisation who shall at any time within the one year immediately preceding the date of Completion have been a customer or client of the Company.

           2.1.4 within three years after Completion in connection with the Restricted Business, supply or attempt to supply any services and/or goods to any person, firm, company or organisation who shall at any time within the one year immediately preceding the date of Completion have been a customer or client of the Company;

           2.1.5 within three years after Completion, solicit or entice away from the employment of the Company any person who is at the date of Completion an employee of the Company; and

           2.1.6 assist or encourage any other person firm or company to do any of the

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                     foregoing things.

2.2 Each covenant contained in this Clause shall be construed as a separate covenant and if one or more of the covenants is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade, the remaining covenants shall continue to bind the Covenantor.

2.3 If and to the extent that anything done or to be done under the terms of this Deed gives rise to a supply for VAT purposes, the person receiving this supply shall upon receipt of a valid VAT invoice issued by the person making the supply, pay an amount equal to the VAT properly chargeable and shown on such invoice.

2.4        The terms of Clause 2.1 shall cease to apply to the Covenantor if the
           Purchaser:

           2.4.1 terminates the Consultancy Agreement of even date herewith entered into between the Purchaser and the Covenantor otherwise than in accordance with the terms thereof; or

           2.4.2 without due cause fails to comply with its obligations to the Covenantor pursuant to Clause 3.9 of the Agreement.

2.5 Notwithstanding any of the terms of Clause 2.1 the Consultant shall not be restrained in any manner from continuing to provide corporate finance advice whether as a consultant or employee or director or investor which the Consultant provides (as a consultant, employee, director or investor) to any person firm company or undertaking at the date of commencement of this Deed.

3.         NOTICES

3.1 Any notice or other communication given or made under or in connection with the matters contemplated by this Deed shall be made in writing.

3.2 Any such notice or other communication shall be addressed as provided in Clause 3.3 and, if so addressed, shall be deemed to have been duly given or made as follows:

           3.2.1 if sent by recorded delivery or other guaranteed delivery post, two Business Days after the date of posting;

           3.2.2 if sent by facsimile, when despatched to the correct facsimile number confirmed by an activity report showing "transaction O.K." or words to similar effect and if followed immediately by written confirmation by recorded delivery or other guaranteed delivery post;

           PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside the hours of 9.30 am to 5.30 pm such notice or other communication shall be deemed to be given or made at 9.30 am on the next Business Day.

3.3 The relevant addressee, address and facsimile number of each party for the purposes

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           of this Deed, subject to Clause 3.4, are:

Name of Party                     Address                       Facsimile No.

The Purchaser:                    37/38 Golden Square           0171-439 1378
                                  London W1R 3AA

Medialink Worldwide
Incorporated

For the attention of David
Davis
                                  708 Third Avenue
Copy to:                          New York NY 10017
                                  USA

Medialink Worldwide
Incorporated
For the attention of Graeme
McWhirter

A.M. Greenberg                    13 Ringwood Avenue
                                  London N2 9NT


3.4 Either party may notify the other party to this Deed of a change to its address or facsimile number for the purposes of Clause 3.3 PROVIDED THAT such notification shall only be effective on:

           3.4.1 the date specified in the notification as the date on which the change is to take place; or

           3.4.2 if no date is specified or the date specified is less than five clear Business Days after the date on which notice is given, the date falling five clear Business Days after notice of any such change has been given.

4.         GOVERNING LAW

           The construction, validity and performance of this Deed shall be governed and construed in accordance with the law of England and shall be subject to the non-exclusive jurisdiction of the England Courts.

IN WITNESS whereof the parties hereto have executed this document as a Deed and delivered it the day and year first above written


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Signed as a Deed by     )
ALAN MANUEL GREENBERG   )                        /s/ Alan Greenberg
in the presence of:-    )


Witness: Name    C.S. Cade..............................

Address          90 Long Acre...........................

                 London

 ........................................................


 ........................................................


Occupation       Solicitor..............................

Executed as a Deed by   )
MEDIALINK               )
WORLDWIDE INCORPORATED  )  /s/ David Davis
acting by               )